UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2011

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Broadway, 6th Floor Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 20, 2009, Colony Financial, Inc. (the “Company”), together with investment vehicles managed by affiliates of Colony Capital, LLC (together with the Company, the “Lenders”), originated (and currently holds) a five-year $206.0 million senior secured term loan facility (as amended as described below, the “WLH Loan”) to William Lyon Homes, Inc. (“WLH”). WLH is primarily engaged in the design, construction and sale of single family detached and attached homes in California, Arizona and Nevada. The Company invested $48 million net of the origination fee for a 24.0% economic interest in the WLH Loan. The WLH Loan is secured by first mortgage interests on residential development projects throughout California, Arizona and Nevada, as well as certain other assets of WLH, including cash. Additionally, the WLH Loan is guaranteed by WLH and subsidiaries of WLH and bears interest at a rate of 14.0% per annum.

Under the WLH Loan, WLH is obligated to maintain certain minimum financial covenants, including a covenant that requires WLH to maintain at least $75 million of tangible net worth as of the end of each fiscal quarter (the “Net Worth Covenant”). In March 2011, WLH informed the Lenders that, upon completion of its year end financial statements, WLH may be required to recognize an impairment to certain of its assets, which could have resulted in a decrease in WLH’s tangible net worth to below $75 million. On March 18, 2011 the Lenders and WLH amended the WLH Loan to provide that, from December 31, 2010 to, but excluding, December 31, 2011, a default will be triggered only if WLH fails to maintain the required level of tangible net worth for two consecutive fiscal quarters.

In April 2011, WLH informed the Lenders that such previously discussed potential impairments could result in a decrease in WLH’s tangible net worth to below $75 million, both as of year end 2010 and as of March 31, 2011, resulting in a potential default of the amended Net Worth Covenant. On April 21, 2011, the Lenders agreed to provide WLH with a temporary waiver of the default of the amended Net Worth Covenant and certain other potential defaults until 5:00 p.m. Pacific Time on July 19, 2011 (the “Initial Waiver Period”). WLH has informed the Lenders that its tangible net worth fell below $75 million as of December 31, 2010 and March 31, 2011.

As of the expiration of the Initial Waiver Period, WLH continues to fail to meet the requirements of the amended Net Worth Covenant and requested an extension of the Initial Waiver Period. On July 19, 2011, the Lenders agreed to provide an extension of the Initial Waiver Period until 5:00 p.m. Pacific Time on September 16, 2011 (the “Extended Waiver Period”). Notwithstanding the extension of the waiver, if, other than with respect to a breach of the amended Net Worth Covenant, WLH defaults under the WLH Loan during the Extended Waiver Period (subject to certain exceptions), the waiver will be of no further force and effect and the Lenders will be able to take all actions available to them in connection with a default under the WLH Loan, including with respect to the amended Net Worth Covenant.

Notwithstanding the current uncertainty regarding WLH’s ability to comply with the Net Worth Covenant in future periods, the Company believes that the value of the collateral securing the WLH Loan is significantly in excess of the entire unpaid principal balance and other amounts due thereunder and, as a result, the Company has determined that no impairment of its investment in the WLH Loan is required at this time. To date, WLH has continued to timely make all payments due and owing under the WLH Loan.

While the Company believes the borrower will continue to make the required payments under the WLH Loan and that the value of the collateral is adequate, in the event of a default under the WLH Loan, including the failure to pay or other covenant default, the Company could suffer material adverse consequences, including disruption or reduction in the Company’s business, assets, income, cash flows, liquidity position (including availability under the Company’s credit facility) and ability to make distributions to its stockholders; significant costs and delays in realizing proceeds from the collateral or the adequacy thereof; and ability to qualify as a real estate investment trust for federal income tax purposes and to assure its exemption from registration under the Investment Company Act of 1940.

Forward-Looking Statements

This report may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, that may cause actual events and results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking and may impact the Company’s expectations regarding its financial condition and results of operations: the financial condition and results of operations of WLH; WLH’s continued compliance with the terms of the WLH loan; WLH’s ability to rectify any failure to comply with the terms of the WLH Loan, including the Net Worth Covenant; the value of the collateral securing the WLH Loan; the Company’s ability to acquire additional income producing assets; the value of the Company’s investment in the WLH Loan; the actions of the Lenders in the event of a default under the WLH Loan; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; and market trends in the Company’s industry, interest rates, real estate values, the debt securities markets, the general economy or the homebuilding industry.

All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future actions or performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the events or Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2011, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 filed with the SEC on May 10, 2011 and the Company’s other reports filed with the SEC from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2011	COLONY FINANCIAL, INC.

	By:	/s/ Darren J. Tangen
Darren J. Tangen
Chief Financial Officer and Treasurer

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